UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22482

Nuveen Energy MLP Total Return Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Semi-Annual Report May 31, 2014

JMF

Nuveen Energy MLP Total Return Fund

JMLP

Nuveen All Cap Energy MLP Opportunities Fund

Nuveen Investments to be acquired by TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund's investment adviser, Nuveen Fund Advisors, LLC ("NFAL") and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF's asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen's change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund's sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund's operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund's sub-adviser(s). New agreements will be presented to the funds' shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	8
Share Information	9
Risk Considerations	11
Performance Overview and Holding Summaries	12
Portfolios of Investments	14
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Statement of Cash Flows	21
Financial Highlights	22
Notes to Financial Statements	24
Additional Fund Information	34
Glossary of Terms Used in this Report	35
Reinvest Automatically, Easily and Conveniently	36
Annual Investment Agreement Approval Process	37

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from the recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan's deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
July 21, 2014

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Energy MLP Total Return Fund (JMF)

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

The Funds investment adviser is Nuveen Fund Advisors, LLC (NFA), an affiliate of Nuveen Investments. These Funds feature portfolio management by the MLP & Energy Infrastructure team of Advisory Research, Inc., which is a wholly-owned subsidiary of Piper Jaffray Companies. James J. Cunnane Jr., CFA, Chief Investment Officer for the MLP & Energy Infrastructure team and Quinn T. Kiley, Managing Director and Senior Portfolio Manager, co-manage the Funds. Here they discuss their investment strategies and the performance of the Funds for the six-month reporting period for JMF and the abbreviated since inception period March 26, 2014 through May 31, 2014 for JMLP.

On January 1, 2014 the FAMCO MLP team changed its name to Advisory Research, Inc. The Fund's portfolio is managed by the MLP & Energy Infrastructure team (formerly FAMCO MLP) of Advisory Research, Inc. (Advisory Research), which is a wholly-owned subsidiary of Piper Jaffray Companies. There were no changes to the Funds' portfolio management or investment objectives.

How did the Funds perform during this six-month reporting period ended May 31, 2014?

The tables in each Fund's Performance Overview and Holding Summaries section of this report provides total returns for the six-month, one-year and since inception periods ended May 31, 2014. Each Fund's total returns at net asset value (NAV) are compared with the performance of a corresponding market index.

JMF's NAV outperformed the Alerian MLP Index (Index) and the S&P 500® Index during the six-month reporting period, while JMLP's NAV underperformed the Alerian MLP Index and outperformed the S&P 500® Index during the abbreviated since inception period March 26, 2014 through the reporting period end May 31, 2014.

It is important to remember that each Fund is treated as a "C" Corporation for U.S. federal income tax purposes and therefore is a taxable entity, meaning they recognize either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. The accounting treatment of the tax impact of gains and losses in the Funds' portfolios is intended to ensure that the Funds' NAVs reflect the net after-tax value of the Funds' portfolios. The Funds also employ leverage, which is further discussed later in the Fund Leverage section of this report. The Funds' tax structure and leverage should be considered when comparing the Funds' performance to the Alerian MLP Index and S&P 500® Index as neither index is leveraged nor affected by the tax treatment of gains or losses. As a result, the Fund's after tax performance could differ significantly from the actual portfolio returns and the indexes, even if the pre-tax performance of the Fund and the performance of the indexes are similar.

What were the Funds' primary investment strategies and how did these strategies affect the Funds' performance during the reporting period ended May 31, 2014?

JMF continues to invest primarily in publicly traded master limited partnerships (MLPs) operating primarily in the energy sector with the main objective of providing a tax-advantaged total return. During the reporting period, the Fund was primarily invested in midstream MLPs that own pipelines and other infrastructure facilities. This comes from our belief in

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments

Portfolio Managers' Comments (continued)

anticipated growth of production from non-conventional oil and gas reserves throughout the U.S. over the next 5-10 years. The increase in production suggests the need for new energy infrastructure. We believe this environment is supportive of MLP cash flows and valuations.

The Fund participated in four initial public offerings including Enable Midstream Partners, LP; GasLog Partners LP; PBF Logistics LP and Valero Energy Partners LP during this reporting period.

There was one investment guideline that changed during the reporting period. Previously the Fund would reduce any position that appreciated above 10% of its managed assets. On April 14, 2014 the investment adviser, NFA, raised this concentration limit to 15% of managed assets. Prior to this change the Fund sold a portion of a highly appreciated position in Energy Transfer Equity L.P. to comply with the guidelines, causing the Fund to realize capital gains. Going forward, the new guideline will be less likely to cause sales as Advisory Research typically manages position levels well below the new 15% guideline.

Despite market concerns about rising rates during 2013, yield oriented securities rallied during the six-month reporting period, with MLPs posting an 11.6% return as represented by the Alerian MLP Index. The continued strength of the U.S. energy industry combined with heightened interest in energy overall due to geopolitical issues around the world have proven supportive of MLPs. Performance may have also been aided by sizeable funds flowing into the sector. As we measure it, over $12 billion of MLP-related exchange traded products have been created during the reporting period, mostly into actively managed products. During the reporting period, we observed only $7.9 billion of new equity issued by MLPs, suggesting that demand may have exceeded supply for MLP equity, resulting in support for higher prices. We expect MLPs to issue more equity in the next six months than they issued in the current reporting period to support their growth plans. We also expect positive fund flows from the MLP-related exchange-traded products in the next six months. It is our view that the amount of MLP equity held by exchange-traded products may increase as the MLP asset class continues to mature. Over shorter periods it is difficult to predict if this demand will exceed the supply of MLP equity issuance.

The Fund's use of leverage through bank borrowings also contributed to performance. As JMF's portfolio produced positive returns during the reporting period, the Fund's leverage positively impacted performance. Given the relatively low cost of the borrowings facility, leverage allowed the portfolio to pay out a higher distribution than it would have been capable of without the facility.

JMF's portfolio performance, prior to the impact of leverage and taxes, compared favorably to the Alerian MLP Index for the six-month reporting period ended May 31, 2014 due to two factors: security selection and overweight allocations to higher growth MLPs. The Fund was overweight those MLPs that are expected to grow their quarterly distributions the most over the next twelve months. These MLPs meaningfully outperformed the lowest growth MLPs, which were basically flat for the reporting period. Another strategy that benefited the Fund during the reporting period was choosing to buy the securities of the general partners of underlying MLPs. The general partner of an MLP is responsible for managing the MLP and may benefit from an MLP's growth more so than the underlying MLP due to the structure of the partnership. In each of these cases, the general partner was not part of the Index and the underlying MLP was an Index constituent. This security selection of the general partner over the limited partner units accounted for a majority of the relative outperformance of both the Fund's portfolio and NAV compared to the Index. In the past, the Fund has benefited from investing through private placements with certain MLPs. The Fund did not execute any private placement transactions during the reporting period and there were no restricted securities in the portfolio at the end of the reporting period.

JMLP, which commenced operations on March 26, 2014, invests primarily in energy MLPs that own and operate businesses in the energy and natural resource industries. The Fund will eliminate certain MLPs from consideration through a unique screening process conducted by Advisory Research. First, the Fund will exclude the ten largest MLPs in the Index. This decision creates a portfolio that has a smaller capitalization and is significantly differentiated from the Index. Second, Advisory

Nuveen Investments

Research will remove from consideration those MLPs that are in the lowest 30% of quality, as measured by the Advisory Research's MLP Quality Scorecard. From the remaining universe of MLPs, the Fund intends to purchase a diversified portfolio that produces adequate cash flow to support the Fund's distributions and has the potential for future appreciation.

Capital markets were strong during the period since the Fund's commencement of operations on March 26, 2014. MLPs, as measured by the Alerian MLP Index, returned 9.7% during the abbreviated reporting period. While this back-drop is a positive for the Fund's strategy, it can be difficult for comparison purposes when the Fund is in its initial invest-up phase.

The Fund's use of leverage through bank borrowings also contributed to performance. As JMLP's portfolio produced positive returns during the reporting period, the Fund's leverage positively impacted performance. Given the relatively low cost of the borrowings facility, leverage allowed the portfolio to pay out a higher distribution than it would have been capable of without the facility.

During the initial invest-up period, primarily during April 2014, cash positions in JMLP underperformed a rallying MLP market.

Nuveen Investments

Fund

Leverage

IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their benchmarks was the Funds' use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Funds decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Funds generally are rising. As mentioned previously, leverage had a positive impact on the performance of each Fund during this reporting period.

During the reporting period, JMF continued to utilize forward interest rate swap contracts to hedge the future interest expense of its leverage. During the reporting period, these swaps had a minor negative impact on overall fund performance as the swaps approached maturity and interest rates in the market remained lower than the swap rate.

As of May 31, 2014, the Fund's percentages of effective and regulatory leverage are shown in the accompanying table.

	JMF	JMLP
Effective Leverage*	24.46%	25.39%
Regulatory Leverage*	24.46%	25.39%

*  Effective Leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS' REGULATORY LEVERAGE

Bank Borrowings

As discussed previously, the Funds employ regulatory leverage through the use of bank borrowings. As of May 31, 2014, the Funds have outstanding bank borrowings as shown in the accompanying table.

	JMF	JMLP
Bank Borrowings	$283,000,000	$85,000,000

Refer to Notes to Financial Statements, Note 7 – Borrowing Arrangements for further details on the Funds' bank borrowings.

Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding each Fund's distributions is current as of May 31, 2014. Each Fund's distribution levels may vary over time based on each Fund's investment activities and portfolio investment value changes.

During the current reporting period, each Fund's quarterly dividends to shareholders were as shown in the accompanying table.

	Per Share Amounts
Ex-Distribution Date	JMF	JMLP
January	$0.3160	$–
April	0.3160	0.3270

Each Fund uses a cash flow-based distribution approach, designed to provide attractive quarterly distributions throughout the year, in amounts based on each Fund's net cash flow received from portfolio investments. Net cash flow consists primarily of distributions received from each Fund's investments in shares of energy MLPs, less payments on any of its leveraging instruments and other Fund expenses. Currently, the Funds intend to distribute substantially all of its net distributable cash flow received without sourcing incremental amounts from other components, such as realized or unrealized capital gains and/or returns of Fund principal. For additional information regarding the distribution approach please visit the distribution section of the Funds' website at www.nuveen.com.

For purposes of determining the income tax characterization of each Fund's distributions, the amount of each Fund's distributions attributable to each Fund's earnings and profits for federal income tax purposes are characterized to Fund shareholders as taxable ordinary dividends, while the amount of distributions in excess of each Fund's earnings and profits for federal income tax purposes are characterized as a return of capital. The Funds will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of their distributions to shareholders shortly after the end of the calendar year. The primary components of each Fund's annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by each MLP held by the Funds on the MLP's Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses.

Each Fund treats distributions from any given MLP holding as a return of capital to the extent of the Funds' income tax basis in that MLP, and will reduce its basis in that MLP holding by the amount of such distribution so treated as a return of capital. In contrast, each Fund will recognize income (and thereby increase its earnings and profits) if and to the extent that it receives a distribution from an MLP holding that exceeds its income tax basis in that MLP holding.

Nuveen Investments

Share Information (continued)

The following table provides estimated information regarding each Fund's distributions and total return performance for the six months ended May 31, 2014. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet their distributions.

As of May 31, 2014	JMF	JMLP
Inception date	2/23/11	3/26/14
Six months ended May 31, 2014:
Per share distribution:
From net investment income	$.06	$–
Return of capital	.57	.33
Total per share distribution	$.63	$.33
Current Distribution Rate*	6.02%	6.56%
Annualized distribution rate on NAV	5.69%	3.37%
Average annual total returns:
6-Month (Cumulative) on NAV	12.82%	N/A
1-Year on NAV	19.86%	N/A
Since inception on NAV	11.93%	4.79%

*  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

EQUITY SHELF PROGRAM

During the current reporting period JMF was authorized to issue an additional 9.8 million shares through an equity shelf program. Under this program, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per share.

During the current reporting period, JMF did not sell shares through its equity shelf program.

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on the Fund's equity shelf program.

SHARE REPURCHASES

As of May 31, 2014, and since the inception of JMF's repurchase program, the Fund has cumulatively repurchased and retired shares as shown in the accompanying table. JMLP is not authorized to repurchase its outstanding shares.

	JMF	JMLP
Shares Cumulatively Repurchased and Retired	–	–
Shares Authorized for Repurchase	3,945,000	–

OTHER SHARE INFORMATION

As of May 31, 2014, and during the current reporting period, the Funds' share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JMF	JMLP
NAV	$22.16	$19.58
Share Price	$20.99	$19.94
Premium/(Discount) to NAV	(5.28)%	1.84%
6-Month Average Premium/(Discount) to NAV	(7.16)%	2.25%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The Funds' investment program and the tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Energy Sector Risk. Because the Funds invests primarily in energy sector MLPs, concentration in this sector may present more risks than if the Funds were invested in numerous sectors of the economy.

MLP Units Risk. An investment in MLP units involves risks that differ from a similar investment in equity securities. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.

Non-Diversification and Concentration Risk. The Funds are able to invest a greater portion of their assets in obligations of a single issuer than a "diversified" fund. A nondiversified fund, or one with a portfolio concentrated in a particular industry or geographical region, may be affected disproportionately by the performance of a single security or relatively few securities as a result of adverse economic, regulatory, or market occurrences.

Leverage Risk. The Funds' use of leverage creates the possibility of higher volatility for the Funds' per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Nuveen Investments

JMF

Nuveen Energy MLP Total Return Fund

Performance Overview and Holding Summaries as of May 31, 2014

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception[1]
JMF at NAV	12.82%	19.86%	11.93%
JMF at Share Price	11.67%	8.85%	8.66%
Alerian MLP Index	11.62%	18.36%	15.46%
S&P 500® Index	7.62%	20.45%	15.01%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Portfolio Allocation

(as a % of net assets)

Master Limited Partnerships & MLP Affiliates	153.9%
Short-Term Investments	0.8%
Borrowings	(32.4)%
Other Assets Less Liabilities	(22.3)%

Portfolio Composition2

(as a % of total investments)

Oil, Gas & Consumable Fuels	98.8%
Energy Equipment & Services	0.7%
Short-Term Investments	0.5%

Ten Largest Master Limited Partnerships & MLP Affiliates Holdings

(as a % of total Master Limited Partnerships & MLP Affiliates Holdings)

Energy Transfer Equity LP	10.4%
Enterprise Products Partners LP	8.3%
Williams Partners LP	7.1%
Plains All American Pipeline LP	6.9%
Magellan Midstream Partners LP	6.5%
Buckeye Partners LP	5.5%
DCP Midstream Partners LP	5.1%
Kinder Morgan Management LLC	3.7%
MarkWest Energy Partners LP	3.7%
Kinder Morgan, Inc.	3.5%

1  Since inception returns are from 2/23/11.

2  Excluding investments in derivatives.

Nuveen Investments

JMLP

Nuveen All Cap Energy MLP Opportunities Fund

Performance Overview and Holding Summaries as of May 31, 2014

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Cumulative Total Returns as of May 31, 2014

Cumulative
Since Inception[1]
JMLP at NAV	4.79%
JMLP at Share Price	1.39%
Alerian MLP Index	9.65%
S&P 500® Index	4.23%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Portfolio Allocation

(as a % of net assets)

Master Limited Partnerships & MLP Affiliates	136.5%
Borrowings	(34.0)%
Other Assets Less Liabilities	(2.5)%

Portfolio Composition

(as a % of total investments)

Oil, Gas & Consumable Fuels	89.3%
Energy Equipment & Services	6.6%
Gas Utilities	4.1%

Ten Largest Master Limited Partnerships & MLP Affiliates Holdings

(as a % of total Master Limited Partnerships & MLP Affiliates Holdings)

EV Energy Partners LP	6.3%
El Paso Pipeline Partners LP	6.1%
Atlas Pipeline Partners LP	6.0%
Energy Transfer Equity LP	5.0%
Crestwood Midstream Partners LP	4.9%
Teekay Offshore Partners LP	4.9%
Exterran Partners LP	4.7%
TC Pipelines LP	4.1%
AmeriGas Partners LP	4.1%
American Midstream Partners LP	3.8%

1  Since inception returns are from 3/26/14.

Nuveen Investments

JMF

Nuveen Energy MLP Total Return Fund

Portfolio of Investments  May 31, 2014 (Unaudited)

Shares/Units	Description (1)	Value
	LONG-TERM INVESTMENTS – 153.9% (99.5% of Total Investments)
	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 153.9% (99.5% of Total Investments)
	Energy Equipment & Services – 1.0% (0.7% of Total Investments)
320,336	Exterran Partners LP	$8,959,798
	Oil, Gas & Consumable Fuels – 152.9% (98.8% of Total Investments)
647,590	Access Midstream Partners LP	40,791,694
181,545	Alliance Holdings GP LP	11,673,344
123,425	Alliance Resource Partners LP	11,225,504
616,604	Atlas Pipeline Partners LP	20,101,290
934,885	Buckeye Partners LP	73,351,077
2,352,805	Crestwood Equity Partners LP	33,056,910
1,796,142	Crestwood Midstream Partners LP	39,155,896
1,267,469	DCP Midstream Partners LP	68,075,760
491,590	Delek Logistics Partners LP	17,146,659
724,175	Enable Midstream Partners LP, (3)	18,394,045
2,754,284	Energy Transfer Equity LP	140,358,315
576,005	EnLink Midstream Partners LP	17,550,872
1,485,804	Enterprise Products Partners LP	111,167,855
465,760	EQT Midstream Partners LP	38,257,526
1,011,215	EV Energy Partners LP	37,344,170
741,252	Genesis Energy LP	42,251,364
341,180	Golar LNG Partners LP	11,241,881
62,889	Kinder Morgan Energy Partners LP	4,782,708
699,697	Kinder Morgan Management LLC, (2)	50,427,163
1,423,355	Kinder Morgan, Inc.	47,525,823
32,810	KNOT Offshore Partners LP	900,306
1,069,451	Magellan Midstream Partners LP	87,566,648
801,895	MarkWest Energy Partners LP	49,677,395
135,410	Oiltanking Partners LP	12,065,031
709,615	Oxford Resource Partners LP	723,807
71,965	PBF Logistics LP, (3)	1,925,064
1,638,298	Plains All American Pipeline LP	92,514,688
152,745	QEP Midstream Partners LP	3,693,374
131,850	Rose Rock Midstream LP	5,726,246
754,910	Southcross Energy Partners LP	13,490,242
187,550	Tallgrass Energy Partners LP	6,920,595
511,955	TC Pipelines LP	26,621,660
692,635	Teekay Offshore Partners LP	24,706,290
341,910	Tesoro Logistics LP	23,831,127
49,720	Valero Energy Partners LP	2,209,060
372,575	Western Gas Partners LP	26,821,674
448,690	Western Gas Equity Partners LP	23,313,932
1,809,422	Williams Partners LP	96,098,402
169,715	World Point Terminals LP	3,404,483
	Total Oil, Gas & Consumable Fuels	1,336,089,880
	Total Long-Term Investments (cost $893,272,935)	1,345,049,678

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.8% (0.5% of Total Investments)
$7,363	Repurchase Agreement with Fixed Income Clearing Corporation, dated 5/30/14, repurchase price $7,362,706, collateralized by $7,810,000 U.S. Treasury Notes, 1.125%, due 4/30/20, value $7,514,524	0.000%	6/02/14	$7,362,706
	Total Short-Term Investments (cost $7,362,706)			7,362,706
	Total Investments (cost $900,635,641) – 154.7%			1,352,412,384
	Borrowings – (32.4)% (4), (5)			(283,000,000)
	Other Assets Less Liabilities – (22.3)% (6)			(195,281,136)
	Net Assets – 100%			$874,131,248

Investments in Derivatives as of May 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Termination Date	Unrealized Appreciation (Depreciation) (6)
JPMorgan	$96,375,000	Receive	1-Month USD-LIBOR	1.498%	Monthly	12/01/14	12/01/18	$51,401
JPMorgan	96,375,000	Receive	1-Month USD-LIBOR	1.995	Monthly	12/01/14	12/01/20	299,016
	$192,750,000							$350,417

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)  Distributions are paid in-kind.

(3)  Represents a new security, which has not made an initial distribution to shareholders.

(4)  Borrowings as a percentage of total investments is 20.9%.

(5)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $699,866,476 have been pledged as collateral for Borrowings.

(6)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(7)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

USD-LIBOR  United States Dollar – London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

JMLP

Nuveen All Cap Energy MLP Opportunities Fund

Portfolio of Investments  May 31, 2014 (Unaudited)

Shares/Units	Description (1)	Value
	LONG-TERM INVESTMENTS – 136.5% (100.0% of Total Investments)
	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 136.5% (100.0% of Total Investments)
	Energy Equipment & Services – 9.0% (6.6% of Total Investments)
111,262	Compressco Partners LP	$2,712,568
575,682	Exterran Partners LP	16,101,826
109,000	Seadrill Partners LLC	3,579,560
	Total Energy Equipment & Services	22,393,954
	Gas Utilities – 5.6% (4.1% of Total Investments)
294,500	AmeriGas Partners LP	13,953,410
	Oil, Gas & Consumable Fuels – 121.9% (89.3% of Total Investments)
52,400	Alliance Holdings GP LP	3,369,320
38,438	Alliance Resource Partners LP	3,495,936
436,313	American Midstream Partners LP	12,901,775
317,025	Arc Logistics Partners LP	7,478,620
179,200	Atlas Energy LP	7,184,128
630,736	Atlas Pipeline Partners LP	20,561,994
230,500	Crestwood Equity Partners LP	3,238,525
771,831	Crestwood Midstream Partners LP	16,825,916
188,838	DCP Midstream Partners LP	10,142,489
97,160	Delek Logistics Partners LP	3,388,941
607,449	El Paso Pipeline Partners LP	20,799,054
183,740	Enable Midstream Partners LP, (3)	4,666,996
174,291	Enbridge Energy Management LLC, (2)	5,199,105
390,631	Enbridge Energy Partners LP	12,109,561
331,247	Energy Transfer Equity LP	16,880,347
311,500	EnLink Midstream Partners LP	9,491,405
46,765	EQT Midstream Partners LP	3,841,277
577,832	EV Energy Partners LP	21,339,332
98,850	Global Partners LP	4,049,885
166,085	Golar LNG Partners LP	5,472,501
337,000	Holly Energy Partners LP	11,909,580
125,520	KNOT Offshore Partners LP	3,444,269
91,900	Marlin Midstream Partners LP	1,759,885
417,577	Midcoast Energy Partners LP	9,190,870
132,490	NGL Energy Partners LP	5,299,600
18,085	PBF Logistics LP, (3)	483,774
78,390	Rose Rock Midstream LP	3,404,478
309,516	Southcross Energy Partners LP	5,531,051
76,100	Summit Midstream Partners LP	3,425,261
75,120	Susser Petroleum Partners LP	3,545,664
110,723	Targa Resources Partners LP	7,524,735
269,103	TC Pipelines LP	13,993,356
465,289	Teekay Offshore Partners LP	16,596,859
231,384	Teekay LNG Partners LP	10,250,311
53,000	Tesoro Logistics LP	3,694,100
119,488	TransMontaigne Partners LP	5,930,189
311,385	World Point Terminals LP	6,246,383
	Total Oil, Gas & Consumable Fuels	304,667,472
	Total Long-Term Investments (cost $323,423,192)	341,014,836
	Borrowings – (34.0)% (4), (5)	(85,000,000)
	Other Assets Less Liabilities – (2.5)%	(6,199,382)
	Net Assets – 100%	$249,815,454

Nuveen Investments

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)  Distributions are paid in-kind.

(3)  Represents a new issue security, which has not made an initial distribution to shareholders.

(4)  Borrowings as a percentage of total investments is 24.9%.

(5)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $194,225,193 have been pledged as collateral for Borrowings.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  May 31, 2014 (Unaudited)

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Assets
Long-term investments, at value (cost $893,272,935 and $323,423,192)	$1,345,049,678	$341,014,836
Short-term investments, at value (cost approximates value)	7,362,706	—
Cash	—	640,117
Unrealized appreciation on interest rate swaps	350,417	—
Deferred offering costs	212,000	—
Other assets	34,624	—
Total assets	1,353,009,425	341,654,953
Liabilities
Borrowings	283,000,000	85,000,000
Payable for:
Interest	14,152	61,041
Federal income tax	4,286,232	—
State income tax	605,317	—
Deferred tax liability, net	189,220,355	6,425,743
Accrued expenses:
State franchise tax	131,687	—
Management fees	1,020,521	296,941
Trustees fees	35,362	534
Shelf offering costs	212,645	—
Other	351,906	55,240
Total liabilities	478,878,177	91,839,499
Net assets	$874,131,248	$249,815,454
Shares outstanding	39,445,748	12,756,760
Net asset value ("NAV") per share outstanding	$22.16	$19.58
Net assets consist of:
Shares, $.01 par value per share	$394,457	$127,568
Paid-in surplus	577,427,395	243,016,804
Accumulated net investment income (loss), net of tax	(80,012,178)	(4,580,151)
Accumulated net realized gain (loss), net of tax	55,509,007	205,844
Net unrealized appreciation (depreciation), net of tax	320,812,567	11,045,389
Net assets	$874,131,248	$249,815,454
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Six Months Ended May 31, 2014 (Unaudited)

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Investment Income
Distributions from Master Limited Partnerships ("MLPs")	$29,727,037	$1,023,748
Less: Return of capital on distributions from MLPs	(29,727,037)	(1,023,748)
Total investment income	—	—
Expenses
Management fees	(5,771,384)	(527,296)
Shareholder servicing agent fees and expenses	(180)	(54)
Interest expense on borrowings	(1,339,781)	(70,494)
Custodian fees and expenses	(74,183)	(10,763)
Trustees fees and expenses	(16,081)	(534)
Professional fees	(123,127)	(14,679)
Shareholder reporting expenses	(54,472)	(14,701)
Stock exchange listing fees	(6,483)	—
Investor relations expenses	(92,928)	(10,138)
Franchise tax expenses	(88,721)	—
Other expenses	(68,754)	(3,035)
Total expenses	(7,636,094)	(651,694)
Net investment income (loss) before taxes	(7,636,094)	(651,694)
Deferred tax benefit	2,596,898	242,510
Current tax (expense)	(4,570,011)	—
Net investment income (loss)	(9,609,207)	(409,184)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments before taxes	474,641	327,842
Deferred tax (expense)/benefit	(161,417)	(121,998)
Net realized gain (loss) from investments	313,224	205,844
Change in net unrealized appreciation (depreciation) of:
Investments before taxes	170,642,124	17,591,644
Swaps before taxes	(2,845,907)	—
Deferred tax (expense)/benefit	(57,064,461)	(6,546,255)
Change in net unrealized appreciation (depreciation) of investments	110,731,756	11,045,389
Net realized and unrealized gain (loss)	111,044,980	11,251,233
Net increase (decrease) in net assets from operations	$101,435,773	$10,842,049

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets  (Unaudited)

	Energy MLP Total Return (JMF)		All Cap Energy MLP Opportunities (JMLP)
	Six Months Ended 5/31/14	Year Ended 11/30/13	For the Period 3/26/14 (commencement of operations) through 5/31/14
Operations
Net investment income (loss)	$(9,609,207)	$(11,305,533)	$(409,184)
Net realized gain (loss) from investments	313,224	66,160,687	205,844
Change in net unrealized appreciation (depreciation) of:
Investments	113,577,663	90,727,581	11,045,389
Swaps	(2,845,907)	2,042,600	—
Net increase (decrease) in net assets from operations	101,435,773	147,625,335	10,842,049
Distributions to Shareholders
From and in excess of net investment income	(24,929,713)	—	(4,170,967)
From net investment income	—	(45,092,261)	—
Return of capital	—	(4,661,216)	—
Decrease in net assets from distributions to shareholders	(24,929,713)	(49,753,477)	(4,170,967)
Fund Share Transactions
Proceeds from sale of shares, net of offering costs	—	—	243,015,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	3,383,784	29,097
Net increase (decrease) in net assets from Fund share transactions	—	3,383,784	243,044,097
Net increase (decrease) in net assets	76,506,060	101,255,642	249,715,179
Net assets at the beginning of period	797,625,188	696,369,546	100,275
Net assets at the end of period	$874,131,248	$797,625,188	$249,815,454
Accumulated net investment income (loss), net of tax at the end of period	$(80,012,178)	$(45,473,258)	$(4,580,151)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  Six Months Ended May 31, 2014 (Unaudited)

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Cash Flows from Operating Activities:	$101,435,773	$10,842,049
Net Increase (Decrease) in Net Assets from Operations
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(18,776,857)	(359,430,865)
Proceeds from sales of investments	30,922,021	31,290,549
Proceeds from (Purchases of) short-term investments, net	(7,362,706)	—
Return of capital distributions from MLPs	29,727,037	5,044,966
(Increase) Decrease in:
Other assets	4,006	—
Increase (Decrease) in:
Deferred tax liability, net	54,628,978	6,425,743
Payable for interest	(242,415)	61,041
Payable for federal income tax	3,082,499	—
Payable for state income tax	(67,025)	—
Accrued state franchise tax expense	79,649	—
Accrued management fees	93,806	296,941
Accrued Trustees fees	5,487	534
Accrued other expenses	(350,078)	55,240
Net realized (gain) loss from investments	(474,641)	(327,842)
Change in net unrealized appreciation (depreciation) of:
Investments	(170,642,124)	(17,591,644)
Swaps	2,845,907	—
Net cash provided by (used in) operating activities	24,909,317	(323,333,288)
Cash Flows from Financing Activities:
(Increase) decrease in deferred offering costs	(212,000)	—
Proceeds from borrowings	—	85,000,000
Increase (Decrease) in Accrued shelf offering costs	212,645	—
Cash distributions paid to shareholders	(24,929,713)	(4,141,870)
Proceeds from sale of shares, net of offering costs	—	243,015,000
Net cash provided by (used in) financing activities	(24,929,068)	323,873,130
Net Increase (Decrease) in Cash	(19,751)	539,842
Cash at the beginning of period	19,751	100,275
Cash at the end of period	$—	$640,117
Supplemental Disclosures of Cash Flow Information	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Cash paid for interest on borrowings	$1,564,443	$9,453
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	29,097

See accompanying notes to financial statements.

Nuveen Investments

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income		Return of Capital	Total	Offering Costs	Ending NAV	Ending Market Value
Energy MLP Total Return (JMF)
Year Ended 11/30:
2014(h)	$20.22	$(.24)	$2.81	$2.57	$(.63	)*	$—	$(.63)	$—	$22.16	$20.99
2013	17.73	(.29)	4.04	3.75	(1.14)		(.12)	(1.26)	—	20.22	19.40
2012	17.22	.05	1.72	1.77	—		(1.26)	(1.26)	—	17.73	18.28
2011(f)	19.10	(.24)	(.65)	(.89)	—		(.95)	(.95)	(.04)	17.22	16.66
All Cap Energy MLP Opportunities (JMLP)
Year Ended 11/30:
2014(g)	19.10	(.03)	.88	.85	(.33	)*	—	(.33)	(.04)	19.58	19.94
	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Energy MLP Total Return (JMF)
Year Ended 11/30:
2014(h)	$283,000	$4,089
2013	283,000	3,818
2012	257,000	3,710
2011(f)	125,000	4,280
All Cap Energy MLP Opportunities (JMLP)
Year Ended 11/30:
2014(g)	85,000	3,939

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Before Income Taxes/ Tax Benefit (Expense)(d)				Ratios to Average Net Assets After Income Taxes/ Tax Benefit (Expense)(c)(d)				Ratios to Average Net Assets
	Based on NAV(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Current and Deferred Tax Benefit (Expense)		Portfolio Turnover Rate(e)
Energy MLP Total Return (JMF)
Year Ended 11/30:
2014(h)	12.82%	11.67%	$874,131	(1.87	)%**	(1.87	)%**	(9.11	)%**	(2.11	)%**	(7.24	)%**	1%
2013	21.51	13.20	797,625	(1.98)		(1.97)		(13.22)		(1.48)		(11.25)		39
2012	10.71	17.87	696,370	(2.10)		(2.10)		(5.58)		.25		(3.48)		45
2011(f)	(4.76)	(11.94)	409,905	(1.78	)**	(1.78	)**	(1.78	)**	(1.78	)**	—		46
All Cap Energy MLP Opportunities (JMLP)
Year Ended 11/30:
2014(g)	4.79	1.39	249,815	(1.57	)**	(1.57	)**	(4.19	)**	(1.47	)**	(2.62	)**	13

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  Expenses ratios include the current and deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude the deferred tax benefit (expense) allocated to realized and unrealized gain (loss).

(d)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Note 7 – Borrowing Arrangements.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Energy MLP Total Return (JMF)	Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 11/30:
2014(h)	(.33	)%**
2013	(.41)
2012	(.49)
2011(f)	(.30	)**
All Cap Energy MLP Opportunities (JMLP)	Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 11/30:
2014(g)	(.26	)%**

(e)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)  For the period February 23, 2011 (commencement of operations) through November 30, 2011.

(g)  For the period March 26, 2014 (commencement of operations) through May 31, 2014.

(h)  For the six months ended May 31, 2014.

*  Represents distributions paid "From and in excess of net investment income."

**  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•  Nuveen Energy MLP Total Return Fund (JMF) ("Energy MLP Total Return (JMF)")

•  Nuveen All Cap Energy MLP Opportunities Fund (JMLP) ("All Cap Energy MLP Opportunities (JMLP)")

The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified closed-end registered investment companies. Energy MLP Total Return (JMF) and All Cap Energy MLP Opportunities (JMLP) were each organized as a Massachusetts business trust on September 27, 2010 and July 25, 2013, respectively.

Investment Adviser

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions.

The Adviser has entered into sub-advisory agreements with Advisory Research Inc., (formerly FAMCO MLP) ("Advisory Research" or the "Sub-Adviser"), a wholly-owned subsidiary of Piper Jaffray Companies, under which the Sub-Adviser's MLP & Energy Infrastructure team manages the investment portfolios of the Funds. On January 1, 2014, FAMCO MLP formally changed its name to Advisory Research, Inc. and the MLP & Energy Infrastructure team adopted the Advisory Research brand.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the "Purchase Agreement") to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an "assignment" (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen fund's sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen funds will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board of Directors/Trustees, the new agreements will be presented to the Nuveen funds' shareholders for approval and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds' investment objectives or policies.

Investment Objectives

Energy MLP Total Return's (JMF) investment objective is to provide tax-advantaged total return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships ("MLPs") in the energy sector. Under normal market circumstances, the Fund will invest at least 80% of its managed assets (as defined in Note 6 – Management Fees and Other Transactions with Affiliates) in MLPs in the energy sector. The Fund considers investments in MLPs to include investments that offer economic exposure to publicly traded and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs and debt securities of MLPs. Further, the Fund considers an entity to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

All Cap Energy MLP Opportunities' (JMLP) investment objective is to provide a high level of total return including current distributions and capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its managed assets in energy MLPs. The Fund considers investments in

Nuveen Investments

MLPs to include investments that offer economic exposure to publicly traded MLPs and private investments that have MLP characteristics, but are not publicly traded. The Fund considers an MLP to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. The Fund will invest at least 60% of its managed assets in small and mid cap energy MLPs. The Fund considers an MLP to be small cap if its market capitalization at the time of investment is less than the capitalization limit for the small cap MLPs included in the Solactive Junior MLP Composite Index immediately after its first reconstitution in each calendar quarter. The Fund considers an MLP to be large cap if its market capitalization at the time of investment is greater than the median market capitalization of the Alerian Large Cap MLP Index immediately after its first reconstitution in each calendar year. The Fund considers an MLP to be mid cap if its market capitalization at the time of investment is less than the median market capitalization of the Alerian Large Cap MLP Index and greater than the capitalization limit for the Solactive Junior MLP Composite Index. The Fund's capitalization thresholds will change over time as the composition of these indices change.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date, or for foreign securities, when information is available. Interest income is recognized on an accrual basis.

Each Fund records the character of distributions received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. Each Fund's characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. Distributions, recognized as "Distributions from MLPs" on the Statement of Operations, are offset by amounts characterized as return of capital from the MLP entities, which are recognized as "Return of capital on distributions from MLPs" on the Statement of Operations. For the six months ended May 31, 2014, each Fund estimated and characterized 100% of its distributions from MLPs as return of capital.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Income Taxes

Each Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, each Fund is generally subject to U.S. federal income tax on its taxable income at statutory rates applicable to corporations (currently at a maximum rate of 35%). The estimated effective state income tax rate for the Energy MLP Total Return (JMF) and All Cap Energy MLP Opportunities (JMLP) are 2.33% and 2.21%, respectively. Each Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

Each Fund's income tax provision consists of the following as of May 31, 2014:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Current tax expense (benefit):
Federal	$4,286,232	$—
State	283,779	—
Total current tax expense (benefit)	$4,570,011	$—
	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Deferred tax expense (benefit):
Federal	$50,982,928	$6,043,727
State	3,646,052	382,016
Total deferred tax expense (benefit)	$54,628,980	$6,425,743

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Energy MLP Total Return (JMF)		All Cap Energy MLP Opportunities (JMLP)
Description	Amount	Rate	Amount	Rate
Application of statutory income tax rate	$56,222,169	35.00%	$6,043,727	35.00%
State income taxes, net of federal benefit	3,746,119	2.33	382,016	2.21
Effect of permanent differences	(769,297)	(.48)	—	—
Effect of valuation allowance	—	—	—	—
Total income tax expense (benefit)	$59,198,991	36.85%	$6,425,743	37.21%

Each Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund includes its allocable share of the MLPs' taxable income in computing its own taxable income. Each Fund's tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes ("ASC 740") that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing each Fund's valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

Components of the Funds' deferred tax assets and liabilities as of May 31, 2014, are as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Description	Deferred Benefit (Liability)	Deferred Benefit (Liability)
Deferred tax assets:
Federal net operating loss	$17,868,432	$113,348
State net operating loss carryforward (tax basis)	2,339,241	7,165
Tax credit carryforward – AMT	525,073	—
Other	7,416	—
	$20,740,162	$120,513
Deferred tax liabilities:
Accumulated net unrealized gain on investments (tax basis)	$(208,623,308)	$(6,546,256)
Accumulated net unrealized gain on swaps (tax basis)	(130,398)	—
	$(208,753,706)	$(6,546,256)
Net deferred taxes before valuation allowance	$(188,013,544)	$(6,425,743)
Less: valuation allowance	(1,206,811)	—
Net deferred tax assets (liabilities)	$(189,220,355)	$(6,425,743)
Changes in the valuation allowance were as follows:
Balance at the beginning of period	$1,206,811	$—
Provision to return	—	—
Release of valuation allowance	—	—
Change in state tax deferred rate	—	—
Balance at the end of period	$1,206,811	$—

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments

As of May 31, 2014, the cost and unrealized appreciation (depreciation) of investments, (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Cost of investments	$791,782,534	$323,423,192
Gross unrealized:
Appreciation	$592,607,797	$20,513,459
Depreciation	(31,977,947)	(2,921,815)
Net unrealized appreciation (depreciation) of investments	$560,629,850	$17,591,644

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund uses a cash flow-based distribution approach, designed to provide attractive quarterly distributions throughout the year, in amounts based on each Fund's net cash flow received from portfolio investments. Net cash flow consists primarily of distributions received from each Fund's investments in shares of energy MLPs, less payments on any of its leveraging instruments and other Fund expenses. Currently, each Fund intends to distribute substantially all of its net distributable cash flow received without sourcing incremental amounts from other components, such as realized or unrealized capital gains and/or returns of Fund principal.

For purposes of determining the income tax characterization of each Fund's distributions, the amount of each Fund's distributions attributable to each Fund's earnings and profits for federal income tax purposes are characterized to Fund shareholders as taxable ordinary dividends, while the amount of distributions in excess of each Fund's earnings and profits for federal income tax purposes are characterized as a return of capital. Each Fund will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of its distributions to shareholders shortly after the end of the calendar year. The primary components of each Fund's annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by each MLP held by each Fund on the MLP's Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses.

Each Fund treats distributions from any given MLP holding as a return of capital to the extent of each Fund's income tax basis in that MLP, and will reduce its basis in that MLP holding by the amount of such distribution so treated as a return of capital. In contrast, each Fund will recognize income (and thereby increase its earnings and profits) if and to the extent that it receives a distribution from an MLP holding that exceeds its income tax basis in that MLP holding.

The character of each Fund's distributions for U.S. GAAP purposes, which can often differ from the tax character, is based on estimates of the sources of those distributions (which can be from a combination of income and/or a return of capital) made at the time such distributions are received, which in turn are based upon a historical review of information available from each MLP and other industry sources. Each Fund's accounting characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. It is currently estimated that a significant portion of each Fund's distributions during the six months ended May 31, 2014, will be characterized for U.S. GAAP purposes as a return of capital.

The distributions made by the Funds during the period ended May 31, 2014, are provisionally classified as being "From and in excess of net investment income." Those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after November 30, 2014, each Fund's fiscal year end.

Equity Shelf Program and Offering Costs

Energy MLP Total Return (JMF) filed a registration statement with the Securities and Exchange Commissions ("SEC") authorizing the Fund to issue 9.8 million additional shares through an equity shelf program ("Shelf Offering"), which was declared effective during the current fiscal period.

Under the Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's net asset value ("NAV") per share.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Authorized shares, shares issued and offering proceeds, net of offering costs under the Fund's Shelf Offering during the six months ended May 31, 2014, were as follows:

Energy MLP Total Return (JMF)
Six Months Ended 5/31/14
Authorized shares	9,800,000 *
Shares issued	—
Offering proceeds, net of offering costs	$—

*  Shelf Offering declared effective by the SEC during the current reporting period.

Costs incurred by the Fund in connection with its initial Shelf Offering will be recorded as a deferred charge and recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities. These deferred charges are recognized over the period such additional shares are sold by reducing the proceeds from such sales and is recognized as a component of "Proceeds from shelf offering, net of offering costs" on the Statement of Changes in Net Assets, when applicable. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of "Other expenses" on the Statement of Operations. Any additional costs the Fund may incur in connection with its Shelf Offering are expensed as incurred and recognized as a component of "Proceeds from shelf offering, net of offering costs" on the Statement of Changes in Net Assets, when applicable.

Indemnifications

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

As of May 31, 2014, only Energy MLP Total Return (JMF) was invested in repurchase agreements and swap contracts that are subject to netting agreements and further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities, such as MLPs, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of swap contracts are provided by a pricing service approved by the Nuveen funds' Board of Directors/Trustees. The pricing service establishes a security's fair value using methods that may include consideration of the following: evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These investments are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Nuveen Investments

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Nuveen funds' Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen funds' Board of Directors/Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Energy MLP Total Return (JMF)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$1,345,049,678	$—	$—	$1,345,049,678
Short-Term Investments:
Repurchase Agreements	—	7,362,706	—	7,362,706
Investments in Derivatives:
Interest Rate Swaps**	—	350,417	—	350,417
Total	$1,345,049,678	$7,713,123	$—	$1,352,762,801
All Cap Energy MLP Opportunities (JMLP)
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$341,014,836	$—	$—	$341,014,836

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Master Limited Partnerships

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, which are intended to have no role in the operation and management of the entity and receive cash distributions.

Each Fund may purchase both domestic and international MLPs. Each Fund's investment in MLPs may include ownership of MLP common units and MLP subordinated units. Each Fund also may purchase MLP I-Shares (together with the MLPs, the "MLP Entities"). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. Each Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers or other qualified institutional buyers.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty	Net Exposure
Energy MLP Total Return (JMF)	Fixed Income Clearing Corporation	$7,362,706	$(7,362,706)	$—

*  As of May 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Nuveen Investments

Swap Contracts

Interest rate swap contracts involve a Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowing. Forward interest rate swap contracts involve a Fund's agreement with a counterparty to pay or receive, in the future, a fixed or variable rate payment in exchange for the counterparty receiving or paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by a Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between a Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the six months ended May 31, 2014, Energy MLP Total Return (JMF) continued to invest in swap contracts to hedge future leverage interest expenses.

The average notional amount of interest rate swap contracts outstanding during the six months ended May 31, 2014, was as follows:

Average notional amount of interest rate swap contracts outstanding*	$192,750,000

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all interest rate swap contracts held by Energy MLP Total Return (JMF) as of May 31, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Swaps	Unrealized appreciation on interest rate swaps	$350,417	—	$—

The following table presents the swap contracts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Energy MLP Total Return (JMF)	JPMorgan	$350,417	$—	$—	$350,417	$—	$350,417

** Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the six months ended May 31, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain/(Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Energy MLP Total Return (JMF)	Interest rate	Swaps	$—	$(2,845,907)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk,

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds has instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in shares were as follows:

	Energy MLP Total Return (JMF)		All Cap Energy MLP Opportunities (JMLP)
	Six Months Ended 5/31/14	Year Ended 11/30/13	For the Period 3/26/14 (commencement of operations) through 5/31/14
Shares:
Sold	—	—	12,750,000
Issued to shareholders due to reinvestment of distributions	—	172,655	1,510
Total	—	172,655	12,751,510

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the six months ended May 31, 2014, were as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Purchases	$18,776,857	$359,430,865
Sales	30,922,021	31,290,549

6. Management Fees and Other Transactions with Affiliates

Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.9000%
For the next $500 million	.8750
For the next $500 million	.8500
For the next $500 million	.8250
For managed assets over $2 billion	.8000

Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2014, the complex-level fee rate for each of these Funds was .1657%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

7. Borrowing Arrangements

The Funds have entered into borrowing arrangements ("Borrowings") as a means of leverage.

During the period, December 1, 2013 through December 19, 2013, Energy MLP Total Return (JMF) was entered into a $302 million (maximum commitment amount) prime brokerage facility with Deutsche Bank AG ("Deutsche Bank"). Interest expense incurred on these Borrowings was calculated at a rate per annum equal to 3-Month LIBOR (London Inter-Bank Offered Rate) plus .85%. In addition, the Fund accrued a commitment fee of .50% per annum on the unused portion of the maximum commitment amount. On December 19, 2013, the Fund terminated its Borrowings with Deutsche Bank.

On December 19, 2013, the Fund entered into a $315 million (maximum commitment amount) credit agreement with an affiliate of Bank of America Merrill Lynch ("Bank"). As of May 31, 2014, the Fund's outstanding balance on the Borrowings was $283 million. Interest is charged on these Borrowings at a rate per annum equal to the 1-Month LIBOR plus .75% or if LIBOR were to become unavailable, the Federal Funds Rate plus .50% plus .75%. The Fund also accrues a commitment fee of .25% per annum on the daily undrawn portion of the Borrowings unless the undrawn portion of the Borrowings on that day is less than 20% of the maximum commitment amount.

During the six months ended May 31, 2014, the average daily balance outstanding and interest rate on the Borrowings were $283 million and 1.51%, respectively.

On April 16, 2014, All Cap Energy MLP Opportunities (JMLP) entered into a $100 million (maximum commitment amount) credit agreement with the Bank of Nova Scotia ("Nova Scotia"). As of May 31, 2014, the Fund's outstanding balance on the Borrowings was $85 million.

During the period April 16, 2014 through May 31, 2014, the average daily balance outstanding and average annual interest rate on the Borrowings was $74.6 million and 1.51%, respectively.

Interest charged on the Borrowings is calculated at a rate per annum equal to 1-Month LIBOR plus .70%. In addition, the Fund accrues a commitment fee of .15% per annum on the daily undrawn portion of the Borrowings unless the undrawn portion of the Borrowings on that day is less than 40% of the maximum commitment amount.

In order to maintain the Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund's Borrowings outstanding are fully secured by the securities held in their Portfolio of Investments.

Each Fund's Borrowings outstanding is recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

JMF intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JMF
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Alerian MLP Index: A composite of the 50 most prominent energy Master Limited Partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis, and the corresponding total-return index is disseminated daily. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the fund's portfolio.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme-diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

I.  The Approval Process

The Board of Trustees of each Fund (each, a "Board" and each Trustee, a "Board Member"), including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund's advisory agreement (each, an "Original Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and sub-advisory agreement (each, an "Original Sub-Advisory Agreement" and, together with the Original Investment Management Agreement, the "Original Advisory Agreements") between the Adviser and Advisory Research, Inc. (the "Sub-Adviser"). Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), after an initial term of up to two years, each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. ("Nuveen") by TIAA-CREF (the "Transaction"). For purposes of this section, references to "Nuveen" herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the "Board" refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the "April Meeting"), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a "New Investment Management Agreement") between the Fund and the Adviser and a new sub-advisory agreement (each, a "New Sub-Advisory Agreement" and, together with the New Investment Management Agreement, the "New Advisory Agreements") between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

The Board noted that the Original Advisory Agreements for the Nuveen All Cap Energy MLP Opportunities Fund (the "Energy MLP Opportunities Fund") were recently approved by the Board in August 2013 and therefore would not have been up for review but for the change of control of Nuveen terminating the Original Advisory Agreements upon completion of the Transaction. For administrative convenience, the Board reapproved the Original Advisory Agreements. A discussion of the Board's initial approval of the Original Advisory Agreements for the Energy MLP Opportunities Fund is set forth in Part III below.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the "February Meeting"), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

compensation or incentive arrangements to retain such personnel; Nuveen's capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds' fees and expenses, including the funds' complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the "Fund Advisers" and each, a "Fund Adviser") and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Adviser following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Adviser's employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds' investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of performance (including performance comparisons against the performance of peer groups and appropriate benchmarks, to the extent available); a comparison of fund fees and expenses relative to peers (as described below); a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser's profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund's expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with

Nuveen Investments

obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board's understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Sub-Adviser made presentations to the Board during the year.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers (to the extent available, as described below), (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members'

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.  Nature, Extent and Quality of Services

1.  The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser's services, including portfolio management services (and the resulting Fund performance, if any, as noted below) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser's organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (if any, as described in further detail below); and any initiatives Nuveen had taken for the closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund's daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund's tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund's various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund's investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser's continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain

Nuveen Investments

funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser's significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen's continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen's support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board's review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser's investment team and changes thereto, organization and history, assets under management, the investment team's philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser's organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Nuveen funds' compliance policies and procedures; the

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen's supervision of the Funds' service providers. The Board recognized Nuveen's commitment to compliance and strong commitment to a culture of compliance. Given the Adviser's emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen's proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the

Nuveen Investments

Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen's ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF's distribution network, particularly through TIAA-CREF's retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF's retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B.  The Investment Performance of the Funds and Fund Advisers

1.  The Original Advisory Agreements

With respect to the Energy MLP Opportunities Fund, the Board recognized that such Fund was new with no performance history available at such time. With respect to the Nuveen Energy MLP Total Return Fund (the "Energy MLP Total Return Fund"), such Fund was relatively new with a limited performance history available. Nevertheless, the Board, including the Independent Board Members, considered the available performance history of such Fund over various time periods as described further below. The Board reviewed reports, including an analysis of such Fund's performance and the applicable investment team. In considering such Fund's performance, the Board recognized that a fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds and the fund's performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, such Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter and one-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•  The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

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•  Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•  The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder's investment period.

•  The usefulness of comparative performance data as a frame of reference to measure a fund's performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund's performance compared to its benchmark to help assess the fund's comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund's performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund's performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.1 While the Board is cognizant of the relative performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund's fee structure.

In considering the performance data for the Energy MLP Total Return Fund, the Board recognized that such Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board recognized that although such Fund had only one-year performance as of December 31, 2013 and was in the fourth quartile for such period, the Fund had good absolute performance for such period. Further, the Fund had one- and three-year performance as of March 31, 2014 and was in the third quartile during such periods. Based on their review, the Independent Board Members determined that such Fund's investment performance had been satisfactory.

2.  The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

1  The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund's performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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C.  Fees, Expenses and Profitability

1.  Fees and Expenses

As indicated above, the Board noted that the Original Advisory Agreements for the Energy MLP Opportunities Fund were recently approved and therefore would not have been up for review but for the change of control terminating the Original Advisory Agreements upon completion of the Transaction and that for administrative convenience, the Board reapproved such Original Advisory Agreements at the April Meeting. In connection with such reapproval, the Board considered the information concerning the Energy MLP Opportunities Fund provided at earlier meetings. See Part III.C below. In this regard, the Board considered, among other things, such Fund's management fee structure, the rationale for the fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Board reviewed, among other things, the gross management fee and estimated gross and net total expense ratio for the Fund, as well as comparative fee and expense data pertaining to the Fund's peers in the Lipper category in which it was anticipated to be classified. The Independent Board Members also considered the sub-advisory fee rate for the Fund. The Independent Board Members further considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule and any applicable fee waivers and expense reimbursements.

With respect to the Energy MLP Total Return Fund, the Board evaluated the management fees and expenses of such Fund, reviewing, among other things, the Fund's gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Energy MLP Total Return Fund had net management fees and a net expense ratio (including fee waivers and expense reimbursements) that were below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.  Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees the Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

With respect to the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for other clients. The Independent Board Members noted that the fees paid to the Sub-Adviser for its sub-advisory services were within the average fees paid in its fee schedule. The Independent Board Members also noted that the fees paid to the Sub-Adviser were the result of arm's-length negotiations.

3.  Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen's consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser's continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional

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personnel and other resources. The Independent Board Members recognized the Adviser's continued commitment to its business should enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser's particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser's adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers that are not affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members considered such sub-advisers' revenues, expenses and profitability margins for their advisory activities with the applicable funds. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4.  The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction not to increase contractual management fee rates for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser's level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

D.  Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1.  The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that, although closed-end funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2.  The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF's retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.  Indirect Benefits

1.  The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research

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that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund's portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund's portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2.  The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F.  Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•  Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction not to increase contractual management fee rates for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•  The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•  The reputation, financial strength and resources of TIAA-CREF.

•  The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

•  The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF's distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF's expertise and investment capabilities in additional asset classes.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

G.  Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.  Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the "Interim Investment Management Agreement") between the respective Fund and the Adviser and an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

III.  Initial Approval of Original Advisory Agreements for the Energy MLP Opportunities Fund

The Board Members are responsible for approving advisory arrangements and, at a meeting held on August 6-8, 2013 (for purposes of this Part III, the "Meeting"), were asked to approve the advisory arrangements for the Energy MLP Opportunities Fund (for purposes of this Part III, the "Fund"). At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (for purposes of this Part III, the "Investment Management Agreement") between the Fund and the Adviser and the investment sub-advisory agreement (for purposes of this Part III, the "Sub-Advisory Agreement") between the Adviser and the Sub-Adviser, on behalf of the Fund. For purposes of this Part III, the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an "Advisory Agreement."

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•  the nature, extent and quality of services expected to be provided by the Fund Adviser;

•  the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•  the expertise and background of the Fund Adviser with respect to the Fund's investment strategy;

•  certain performance-related information (as described below);

•  the profitability of Nuveen;

•  the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

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•  the expected expenses of the Fund, including comparisons of the Fund's expected expense ratio with the expense ratios of comparable funds; and

•  the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Adviser made a presentation to and responded to questions from the Board of the Fund. During the Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board's duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser's fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements.

A.  Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser's services, including advisory services and administrative services. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser's organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser's organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

In addition to advisory services, the Independent Board Members have considered the quality and extent of administrative and other non-investment advisory services that the Adviser and its affiliates will provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Independent Board Members also recognized that the Adviser would oversee the Sub-Adviser.

In addition, the Independent Board Members have also noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services have included, among other things: developing materials covering the Nuveen closed-end fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; sponsoring and participating in

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

conferences; communicating with closed-end fund analysts and financial advisers throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Adviser was generally expected to supply portfolio investment management services to the Fund. In addition, the Board Members recognized the Sub-Adviser's experience and investment process.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B.  Investment Performance

The Fund was new and therefore did not have its own performance history. However, the Independent Board Members are familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Adviser. The Independent Board Members recognized that the Sub-Adviser also currently serves as sub-adviser to the Energy MLP Total Return Fund, which was launched in February 2011. In that regard, the Independent Board Members reviewed certain performance information relating to such fund, including total returns for various time periods.

C.  Fees, Expenses and Profitability

1.  Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund's proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, comparative fee and expense structure data for the Fund's peers in the Lipper category in which the Fund was anticipated to be classified. Further, the Independent Board Members recognized that assets attributable to the Fund's use of leverage would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Independent Board Members noted that the advisory fee is based on a percentage of average daily "Managed Assets." "Managed Assets" generally means the total assets of the Fund, including assets attributable to the principal amount of any borrowings and any preferred shares or other senior securities issued by the Fund that may be outstanding, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). The Board Members recognized that because a decision to employ or increase leverage would have the effect, all other things being equal, of increasing Managed Assets, and, therefore, the Adviser's fees, the Adviser may have a conflict of interest in determining whether to use or increase leverage. Notwithstanding the foregoing, the Independent Board Members considered that the Adviser would seek to manage that potential conflict by leveraging the Fund (or increasing such leverage) only when it determines that such action is in the best interests of the Fund, and by periodically reviewing the Fund's performance and use of leverage with the Board.

Further, in considering the proposed management fees for the Fund, the Independent Board Members recognized that the management fee rates (as a percentage of Managed Assets) proposed to be paid to the Adviser and the Sub-Adviser were the same as those currently in effect for the Energy MLP Total Return Fund.

In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that

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the Fund's management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2.  Comparisons with the Fees of Other Clients

The Board recognized that, like all Nuveen funds, the Fund would have a sub-adviser (which, in the case of the Fund, would be an un-affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In general terms, the fee to the Adviser will reflect the administrative services it will provide to support the Fund, and while some administrative services may occur at the sub-adviser level, the fee will generally reflect the portfolio management services provided by the Sub-Adviser. Due to their experience with other Nuveen funds, the Independent Board Members were familiar with the nature of services provided by the Adviser, including through its affiliated sub-advisers, and the range of fees and average fee such sub-advisers assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services, as described above, to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services to be provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the proposed fees to be paid to the Sub-Adviser, the Independent Board Members also considered the fees that the Sub-Adviser charges for certain other clients and its fee schedule for separate accounts (recognizing that such fees were maximum fees that were subject to negotiation depending upon the circumstances). The Independent Board Members also noted that the sub-advisory fee was at the low end of the Sub-Adviser's fee schedule and comparable to the fees the Sub-Adviser assessed to other similar clients.

3.  Profitability of Fund Advisers

In conjunction with their review of fees at the Meeting or at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the Meeting or at prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. Certain Nuveen business and financial information dated January 15, 2013, certain Nuveen financial information included in a report dated April 29, 2013, and Nuveen's 2012 consolidated financial statements had also been available. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In reviewing profitability, the Independent Board Members have recognized the Adviser's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members have also recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members have reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser's level of profitability for its advisory activities was reasonable in light of the services to be provided.

With respect to the Sub-Adviser, the Independent Board Members have previously reviewed its revenues, expenses and profitability margins for its advisory activities with the applicable Nuveen funds. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services to be provided to the Fund.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D.  Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. In this regard, however, given that the Fund is a closed-end fund, the Independent Board Members recognized that although closed-end funds (such as the Fund) may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

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Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund's shareholders when assets under management increase.

E.  Indirect Benefits

In evaluating fees, the Independent Board Members also considered information received at the Meeting or at prior meetings regarding potential "fall out" or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues expected to be received by affiliates of the Adviser for serving as co-manager in an initial public offering of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Fund's portfolio transactions will be determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund's portfolio transactions. The Board also recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. The Independent Board Members noted that the Sub-Adviser's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.  Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

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Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of March 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

ESA-A-0514D 2109-INV-B07/15

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)                  The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Energy MLP Total Return Fund

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 7, 2014

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 7, 2014